UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934



Date of Report (Date of earliest event reported): April 4, 2006



SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado               001-13458              84-0920811
(State or other       (Commission         (I.R.S. Employer
 jurisdiction of       File Number)        Identification No.)
 incorporation)

4880 Havana Street, Denver, CO         80239

(Address of principal executive offices) (Zip Code)

Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR  240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01	Entry into a Material Definitive Agreement.

On April 4, 2006, we and our subsidiary, SLG Chemicals, Inc. entered into a Product Development, Production and Marketing Agreement (the "Agreement") with Modec, Inc., a Colorado corporation. Pursuant to the Agreement, we will purchase from Modec a product for the treatment of mold. We will fill and package the product at our facilities and market the product to retail stores in North America. The Agreement provides us with a license for this purpose. We are required to use our commercially reasonable efforts to develop a consumer market for the product in the territory. The initial term of the Agreement is until December 31, 2007, and is automatically renewable for successive one-year terms. We intend to commence sales and shipments of these products in the second quarter of 2006.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SCOTT'S LIQUID GOLD-INC.
                                   (Registrant)

Date:   April 7, 2006               /s/ Jeffry B. Johnson
                                    -----------------------------
                                    By: Jeffry B. Johnson
                                    Chief Financial Officer and
                                    Treasurer